united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

SignalPoint Global Alpha Fund

September 30, 2015

SignalPoint Capital Management, LLC.
400 South Avenue
Suite 300 Springfield, MO 65806

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

September 30, 2015

Dear Fellow Shareholders,

As SignalPoint Capital Management (the “Advisors”) fiscal year comes to an end we find that the SignalPoint Global Alpha Fund (“Fund”) has performed to our expectations. The Fund’s performance correlated well with the MSCI World Index during the past four quarters. For the fiscal year ending September 30, 2015, the Fund declined (7.71%), while the MSCI World Index declined (5.09%). The Fund’s cash reserve level closely matched SignalPoint’s Market Risk Indicator (MRI) thereby maintaining a modestly defensive posture appropriate for perceived market risk. However, the Fund’s relative exposure to both the energy and materials sectors, and those sectors’ poor performance, were the primary reasons why the Fund lagged the Index over this time frame.

Investment Strategy

The Fund’s investment strategy is designed to provide broad exposure to global markets through owning regional and sector based exchange traded funds (ETFs). The equity exposure is counterbalanced with a reserve of cash for each region and sector ETF, with each ETF position functioning as its own profit center. As any sector/regional ETF position rises in price, SignalPoint will typically sell off a small percentage of that ETF position and reserve the cash proceeds for repurchasing shares at a later point in time when shares are trading at a discount. Cash levels rise to a calculated maximum that roughly equates to our opinion of the level of market risk.

Market Risk Indicator (MRI)

SignalPoint’s proprietary Market Risk Indicator (MRI) is used as a barometer for gaining realistic insight into the stock market’s level of risk. The MRI evaluates market valuations, speculative activity, investor sentiment and correlative activity. We also broadly review the expansion/contraction of the number of available issues from which investors can choose. The MRI is a summary of these market indicators and is scaled to produce our target maximum cash reserve for the Fund based upon our view of market risk.

Fiscal Year 2015 Performance

As fiscal year 2015 began, exposure to the various U.S. and international equity sector ETF positions had shifted slightly, favoring the U.S. holdings as these ETFs outperformed the international ETFs. The trend continued as the last twelve months progressed. While adding to international components over the last 12 months, as of September 30, 2015 the international ETFs remained at about 35% of total equity exposure or approximately 26% of the Fund. The U.S. ETFs remained near 65% of the overall equity exposure and 48% of the Fund. The remaining Fund holding is the cash reserves which have been steadily used to reinvest and now represent approximately 26% of Fund assets. The Fund’s cash allocation has declined approximately 7% over the 12 month period, primarily from incremental buying in selected ETF holdings that had declined in price during the year.

The ETF holdings, which increased during the last 90 days of the fiscal year, included purchases in U.S. based Basic Materials, Industrials, Information Technology and Healthcare. International ETF share additions occurred in the Asia (ex-Japan), Emerging Markets and the Euro Economic Zone. This is the first relatively broadly based accumulation of shares to have occurred since the Fund’s inception in

4754-NLD-10/21/2015

2012. Other business sector and geographical ETFs neared their price targets only to drift sideways through the end of September, 2015.

Price changes in the Fund’s ETF positions also closely tracked the global equity market’s activity throughout the period. The cash allocation is consistent with the Fund’s investment strategy of shifting the Equity/Cash ratio in response to market activity, the shift in investor sentiment, market fundamentals and most importantly our perception of market risk.

Performance* (as of 09/30/15)	YTD	1 Yr.	Since Inception

SignalPoint™ Global Alpha Fund Class A (NAV)	(7.69%)	(7.71%)	3.45%

SignalPoint™ Global Alpha Fund Class A (LOAD)	(12.96%)	(13.01%)	1.40%

SignalPoint™ Global Alpha Fund Class C	(8.25%)	(8.44%)	2.65%

SignalPoint™ Global Alpha Fund Class I	(7.48%)	(7.43%)	3.71%

Reference Benchmark[1]	(4.46%)	(3.73%)	6.20%

*	The Fund’s maximum sales charge for Class “A” shares is 5.75%. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free 877-769-9980.

Source: Fund Fact Sheet 3Q 2015

Top Ten Holdings as of 9.30.2015

Securities	Percent**
Cash and Equivalents	26.24%
First Trust ETF AlphaDEX Europe (FEP)	6.31%
First Trust ETF AlphaDEX Healthcare (FXH)	6.27%
First Trust ETF AlphaDEX Cons. Staples (FXG)	6.23%
First Trust ETF AlphaDEX Japan (FJP)	5.68%
First Trust ETF AlphaDEX Technology (FXL)	5.68%
First Trust ETF AlphaDEX Industrials (FXR)	5.63%
First Trust ETF AlphaDEX Consumer Discretionary (FXD)	5.53%
First Trust ETF AlphaDEX Asia Ex-Japan (FJP)	5.44%
First Trust ETF AlphaDEX Financials (FXO)	5.42%

**	Percentages in the above table are based on market value of the Fund’s portfolio as of September 30th, 2015 and are subject to change.

[1]	The Reference Benchmark is 75% MSCI World Index (net) and 25% Citigroup 3 Month US Treasury Bill Index. The MSCI World Index is a total return index, reported in US Dollars, which captures large and mid cap representation across 24 developed markets, covers 1600 hundred companies and approximately 84% of the free float adjusted market capitalization in each country. The Citigroup 3 Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of the yield averages of the last 3 month US Treasury Bill issues.

4754-NLD-10/21/2015

The allocations to the various ETF components are generally maintained in the range of 4% to 7% of the total Fund (with the exception of the Cash holding), and are marginally higher year over year. As of September 30, 2015 the Fund’s invested equity ETF exposure is approximately 65% US business sectors and 35% international markets/regions.

The Fund share price decline over the period paralleled a decrease in the cash reserves from 33% to approximately 26%. Correspondingly, the market risk as determined by the SignalPoint MRI was 30% in October of 2014 but dropped and closed September 30th, 2015 at its current level of 18%. The MRI remained in a tight range through June, 2015 but reflected market turmoil during the latest three months of the fiscal year. The decline to 18% at the close of September 2015 is considered “bullish,” with upside potential for market appreciation greater than the perceived downside risk. Consistent with our management process, we believe the Fund’s cash reserve position is adequate for both buffering the Fund’s downside risk while providing the necessary liquidity for opportunistic portfolio purchasing should markets decline further moving forward.

Sincerely

Thomas M. Veale

Chief Investment Officer

4754-NLD-10/21/2015

SignalPoint Global Alpha Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, compared to its benchmarks:

		Since Inception(a)
	1 Year Return	(Annualized)
Class A	(7.71)%	3.45%
Class A with 5.75% load	(13.01)%	1.40%
Class C	(8.44)%	2.65%
Class I	(7.43)%	3.71%
MSCI World Index (Net)(b)	(5.09)%	8.20%
SignalPoint Global Alpha Fund Blended Index (c)	(3.73)%	6.20%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividend expense on securities sold short, taxes, costs of investing in underlying funds; expenses incurred with a merger or reorganization, and extraordinary expenses such as litigation) at 1.24% of the Fund’s average daily net assets through January 31, 2016. Fee waivers and reimbursements by the Manager are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. Without these waivers, the Fund’s total annual operating expenses, including cost of investing in acquired Funds, would have been 2.91%, 3.66%, and 2.66%, per the most recent prospectus, for the SignalPoint Global Alpha Fund’s Class A, Class C, and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-877-769-9980.

(a)	SignalPoint Global Alpha Fund commenced operations on October 16, 2012.

(b)	The MSCI World Index (Net) tracks the performance of large and mid-cap stocks across 24 countries.

(c)	The SignalPoint Global Alpha Fund Blended Index reflects an unmanaged portfolio of 75% of the MSCI World Index and 25% of the Citi 3 Month US Treasury Bill Index.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Major Index Classification	% of Net Assets
Exchange-Traded Funds	73.9%
Other / Cash & Cash Equivalents	26.1%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s Holdings.

SignalPoint Global Alpha Fund
SCHEDULE OF INVESTMENTS
September 30, 2015

Shares		Value

	EXCHANGE-TRADED FUNDS - 73.9%
	EQUITY FUNDS - 73.9%
24,219	First Trust Asia Pacific ex-Japan AlphaDEX Fund	$653,187
19,383	First Trust Consumer Discretionary AlphaDEX Fund	664,255
17,842	First Trust Consumer Staples AlphaDEX Fund	747,758
29,517	First Trust Emerging Markets AlphaDEX Fund	531,601
36,127	First Trust Energy AlphaDEX Fund	520,229
26,811	First Trust Europe AlphaDEX Fund	757,947
28,976	First Trust Financial AlphaDEX Fund	650,511
12,930	First Trust Health Care AlphaDEX Fund *	752,526
26,161	First Trust Industrials/Producer Durables AlphaDEX Fund	675,739
15,256	First Trust Japan AlphaDEX Fund	676,146
30,215	First Trust Latin America AlphaDEX Fund	397,932
20,686	First Trust Materials AlphaDEX Fund	558,108
21,533	First Trust Technology AlphaDEX Fund	681,304
25,647	First Trust Utilities AlphaDEX Fund	580,392
		8,847,635

	TOTAL EXCHANGE-TRADED FUNDS (Cost $9,627,003)	8,847,635

	SHORT-TERM INVESTMENT - 27.6%
3,309,231	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.17%** (Cost $3,309,231)	3,309,231

	TOTAL INVESTMENTS - 101.5% (Cost $12,936,234) (a)	$12,156,866
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.5)%	(182,794)
	TOTAL NET ASSETS - 100.0%	$11,974,072

*	Non-Income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $12,937,333 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$351,328
Unrealized depreciation:	(1,131,795)
Net unrealized depreciation:	$(780,467)

See accompanying notes to financial statements.

SignalPoint Global Alpha Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

ASSETS
Investment securities:
At cost	$12,936,234
At value	$12,156,866
Receivable due from Manager	9,885
Prepaid expenses and other assets	36,256
TOTAL ASSETS	12,203,007

LIABILITIES
Payable for investments purchased	159,228
Distribution (12b-1) fees payable	35,972
Payable for Fund shares repurchased	13,697
Fees payable to other affiliates	6,147
Accrued expenses and other liabilities	13,891
TOTAL LIABILITIES	228,935
NET ASSETS	$11,974,072

Composition of Net Assets:
Paid in capital	$12,736,610
Accumulated net investment loss	(46,329)
Accumulated net realized gain from investments	63,159
Net unrealized depreciation on investments	(779,368)
NET ASSETS	$11,974,072

Net Asset Value Per Share:
Class A Shares:
Net Assets	$10,690,995
Shares of beneficial interest outstanding (a)	989,005
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$10.81
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$11.47

Class C Shares:
Net Assets	$1,082,123
Shares of beneficial interest outstanding (a)	102,446
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.56

Class I Shares:
Net Assets	$200,954
Shares of beneficial interest outstanding (a)	18,460
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.89

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

SignalPoint Global Alpha Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2015

INVESTMENT INCOME
Dividends	$157,375
Interest	4,311
TOTAL INVESTMENT INCOME	161,686

EXPENSES
Investment management fees	133,633
Distribution (12b-1) fees:
Class A	29,667
Class C	12,778
Administration fees	43,035
Professional fees	25,204
Registration fees	20,550
MFund service fees	18,136
Compliance officer fees	15,892
Printing and postage expenses	6,797
Trustees fees and expenses	6,005
Custodian fees	4,110
Non 12b-1 shareholder servicing fees	2,445
Insurance expense	365
Other expenses	1,414
TOTAL EXPENSES	320,031

Less: Fees waived by the Advisor	(112,016)
NET EXPENSES	208,015

NET INVESTMENT LOSS	(46,329)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from:
Investments	69,669
Net change in unrealized depreciation on:
Investments	(1,044,010)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(974,341)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,020,670)

See accompanying notes to financial statements.

SignalPoint Global Alpha Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014

FROM OPERATIONS
Net investment loss	$(46,329)	$(53,036)
Net realized gain from investments	69,669	355,117
Net change in unrealized appreciation (depreciation) on investments	(1,044,010)	80,448
Net increase (decrease) in net assets resulting from operations	(1,020,670)	382,529

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(269,941)	—
Class C	(28,341)	—
Class I	(4,834)	—
From distributions to shareholders	(303,116)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,788,512	10,671,505
Class C	149,295	1,400,615
Net asset value of shares issued in reinvestment of distributions:
Class A	268,055	—
Class C	25,559	—
Class I	4,563	—
Payments for shares redeemed:
Class A	(1,718,137)	(4,641,518)
Class C	(493,231)	(59,074)
Class I	(12)	(47,012)
Net increase in net assets from shares of beneficial interest	24,604	7,324,516

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,299,182)	7,707,045

NET ASSETS
Beginning of Year	13,273,254	5,566,209
End of Year *	$11,974,072	$13,273,254
* Includes accumulated net investment loss of:	$(46,329)	$—

See accompanying notes to financial statements.

SignalPoint Global Alpha Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
SHARE ACTIVITY
Class A:
Shares Sold	150,195	898,261
Shares Reinvested	22,794	—
Shares Redeemed	(145,440)	(389,616)
Net increase in shares of beneficial interest outstanding	27,549	508,645

Class C:
Shares Sold	13,129	117,630
Shares Reinvested	2,211	—
Shares Redeemed	(42,965)	(4,969)
Net increase (decrease) in shares of beneficial interest outstanding	(27,625)	112,661

Class I:
Shares Reinvested	386	—
Shares Redeemed	(2)	(3,785)
Net increase (decrease) in shares of beneficial interest outstanding	384	(3,785)

See accompanying notes to financial statements.

SignalPoint Global Alpha Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A

	Year	Year	Period
	Ended	Ended	Ended
	September 30, 2015	September 30, 2014	September 30, 2013 (1)
Net asset value, beginning of period	$11.98	$11.31	$10.00
Activity from investment operations:
Net investment loss (6)	(0.03)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.87)	0.73	1.36
Total from investment operations	(0.90)	0.67	1.31
Less distributions from:
Net realized gains	(0.27)	—	—
Total distributions	(0.27)	—	—
Net asset value, end of period	$10.81	$11.98	$11.31
Total return (2)	(7.71)%	5.92%	13.10	% (5)
Net assets, at end of period (000s)	$10,691	$11,521	$5,123
Ratio of gross expenses to average net assets (3)(7)	2.33%	2.36%	4.42	% (4)
Ratio of net expenses to average net assets (7)	1.49%	1.49%	1.49	% (4)
Ratio of net investment loss to average net assets (7)(8)	(0.27)%	(0.50)%	(0.45	%) (4)
Portfolio Turnover Rate	3%	56%	26	% (5)

(1)	The SignalPoint Global Alpha Fund commenced operations on October 16, 2012.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

SignalPoint Global Alpha Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C

	Year	Year	Period
	Ended	Ended	Ended
	September 30, 2015	September 30, 2014	September 30, 2013 (1)
Net asset value, beginning of period	$11.80	$11.23	$10.00
Activity from investment operations:
Net investment loss (6)	(0.13)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.84)	0.69	1.34
Total from investment operations	(0.97)	0.57	1.23
Less distributions from:
Net realized gains	(0.27)	—	—
Total distributions	(0.27)	—	—
Net asset value, end of period	$10.56	$11.80	$11.23
Total return (2)	(8.44)%	5.08%	12.30	% (5)
Net assets, at end of period (000s)	$1,082	$1,535	$195
Ratio of gross expenses to average net assets (3)(7)	3.08%	3.11%	5.17	% (4)
Ratio of net expenses to average net assets (7)	2.24%	2.24%	2.24	% (4)
Ratio of net investment loss to average net assets (7)(8)	(1.10%)	(1.05%)	(1.08	)% (4)
Portfolio Turnover Rate	3%	56%	26	% (5)

(1)	The SignalPoint Global Alpha Fund commenced operations on October 16, 2012.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

SignalPoint Global Alpha Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class I

	Year		Year	Period
	Ended		Ended	Ended
	September 30, 2015		September 30, 2014	September 30, 2013 (1)
Net asset value, beginning of period	$12.03		$11.34	$10.00
Activity from investment operations:
Net investment income (loss) (6)	(0.00	) (9)	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	(0.87)		0.73	1.33
Total from investment operations	(0.87)		0.69	1.34
Less distributions from:
Net realized gains	(0.27)		—	—
Total distributions	(0.27)		—	—
Net asset value, end of period	$10.89		$12.03	$11.34
Total return (2)	(7.43)%		6.08%	13.40	% (5)
Net assets, at end of period (000s)	$201		$218	$248
Ratio of gross expenses to average net assets (3)(7)	2.08%		2.11%	4.17	% (4)
Ratio of net expenses to average net assets (7)	1.24%		1.24%	1.24	% (4)
Ratio of net investment income (loss) to average net assets (7)(8)	(0.03)%		(0.35)%	0.14	% (4)
Portfolio Turnover Rate	3%		56%	26	% (5)

(1)	The SignalPoint Global Alpha Fund commenced operations on October 16, 2012.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

SignalPoint Global Alpha Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty-three series. These financial statements include the following series: SignalPoint Global Alpha Fund (the “Fund”). The Fund is a separate diversified series of the Trust. SignalPoint Capital Management, LLC (the “Manager” or “SignalPoint”), acts as manager to the Fund. The Fund commenced operations on October 16, 2012. The Fund’s investment objective is to achieve long-term capital appreciation.

The Fund offers three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a)          Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchanged traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are

SignalPoint Global Alpha Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the Funds’ net assets as of September 30, 2015:

Assets		Level 2	Level 3
		(Other Significant	(Other Significant
Security	Level 1	Observable	Unobservable
Classifications (a)	(Quoted Prices)	Inputs)	Inputs)	Totals
Exchange-Traded Funds	$8,847,635	$—	$—	$8,847,635
Short-Term Investment	3,309,231	—	—	3,309,231
Total	$12,156,866	$—	$—	$12,156,866

(a)	As of and during the year ended September 30, 2015 the Fund held no securities that were considered to be “Level 2” (those using other significant observable inputs) or “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of any level at the end of the reporting period. Refer to the Schedule of Investments for industry classifications.

b)          Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2015, the Fund did not incur any interest or penalties. Trust management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013 and 2014) for the Fund or are expected to be taken in the Fund’s 2015 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)          Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

d)          Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

e)          Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on fixed income securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)          Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)          Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under

SignalPoint Global Alpha Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h)          Sales charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2015, there were $0 in CDSC fees paid.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2015 aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$1,267,540	$307,797

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

SignalPoint acts as investment manager to the Fund pursuant to the terms of the Management Agreement between the Trust and SignalPoint. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended September 30, 2015, management fees of $133,633 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with a merger or reorganization, and extraordinary expenses such as litigation) at 1.24% of the Fund’s average daily net assets through January 31, 2016. Fee waivers and expense reimbursements by the Manager are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the year ended September 30, 2015, the Manager waived management fees of $112,016. As of September 30, 2015, the Manager may recapture $60,270 of waived management fees and reimbursed expenses no later than September 30, 2016, $89,743 no later than September 30, 2017, and $112,016 no later than September 30, 2018.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides management and supervisory services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2015, the Fund incurred $18,136 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

SignalPoint Global Alpha Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Effective July 2, 2015, the Independent Trustees are paid a quarterly retainer of $500 per Fund in the Trust. Prior to July 2, 2015, Independent Trustees were paid a quarterly retainer of $350 per Fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares of the Fund, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributor, LLC. (the “Distributor”) and the Manager for distribution related expenses.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Effective April 2015, Pursuant to the Management Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

For the year ended September 30, 2015, the Distributor received $750 in underwriter commissions from the sale of shares of the Fund for Class A.

(4)	UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Portfolio. The financial statements of the Fidelity Institutional Money Market Portfolio, including the portfolio of investments, can be found at Fidelity’s website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2015 the percentage of net assets invested in the Fidelity Institutional Treasury Portfolio was 27.6%.

SignalPoint Global Alpha Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

(5)	TAX COMPONENTS OF CAPITAL AND DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of fund distributions paid for the year ended September 30, 2015 was as follows:

Fiscal Year Ended
September 30, 2015
Ordinary Income	$179,865
Long-Term Capital Gain	123,251
$303,116

There were no distributions for the year ended September 30, 2014.

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$64,258	$(46,329)	$—	$—	$(780,467)	$(762,538)

The difference between book basis and tax basis accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $46,329.

6)	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2015, Charles Schwab & Co. was the record owner of 66.9% of the Fund’s outstanding shares. Charles Schwab & Co. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others. As a result, Charles Schwab & Co. may be deemed to control the Fund.

(7)	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

(8)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust
and the Shareholders of SignalPoint Global Alpha Fund

We have audited the accompanying statement of assets and liabilities of SignalPoint Global Alpha Fund (the “Fund”), a series of shares of beneficial interest in Mutual Fund Series Trust, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period October 16, 2012 (commencement of operations) through September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SignalPoint Global Alpha Fund, as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the two-year period then ended and for the period October 16, 2012 through September 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 30, 2015

SignalPoint Global Alpha Fund

Additional Information (Unaudited)

September 30, 2015

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-769-9980; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-769-9980; and on the Commission’s website at http://www.sec.gov.

Consideration and Renewal of Management Agreement with SignalPoint Capital Management, LLC with respect to the SignalPoint Global Alpha Fund

In connection with the regular meeting held on February 23 & 24, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of a management agreement between the Trust and SignalPoint Capital Management, LLC (“SignalPoint”), with respect to SignalPoint Global Alpha Fund (the “Fund”) (the “Management Agreement”).

In connection with their deliberations regarding renewal of the Management Agreement, the Trustees reviewed materials prepared by SignalPoint (“SignalPoint 15c Response”).

Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by SignalPoint to the Fund, the Trustees reviewed the SignalPoint 15c Response and SignalPoint’s Form ADV, Parts 1 and 2, which provided information on the corporate structure, officers, owners, and compliance record of SignalPoint. The Board considered SignalPoint’s duties under the terms of the Management Agreement. The Trustees noted that SignalPoint provides portfolio design, asset allocation, security research and selection, and trading services to the Fund. The Board considered the operation of SignalPoint’s compliance program and discussed the regulatory investigations of affiliates of SignalPoint. The Board noted that the regulatory investigations did not involve the Fund and that it is the understanding of SignalPoint that no action will be brought against it. The Board considered the experience and continuity of SignalPoint’s key personnel and the strong working relationship with the Trust’s management. The Trustees then concluded that SignalPoint had sufficient quality and depth of personnel, resources, and investment experience to perform its duties under the Management Agreement and that the services provided by SignalPoint to the Fund were satisfactory.

Performance. As to the Fund’s performance, the Board referred to the SignalPoint 15c Response, which compared the Fund’s performance to a peer group selected by SignalPoint as well as a comparison to the Morningstar Mid Cap Blend category and MSCI World Total Return Index. The Board observed that the Fund outperformed the peer group average for the one-year period, but underperformed the peer group average for the since inception period. The Board further observed that the Fund underperformed the Morningstar category average and the Index for the one-year and since inception periods. The Board then recalled the discussions with a representative of SignalPoint earlier in the meeting regarding SignalPoint’s market outlook and the Fund’s defensive high position in cash, noting that the Fund’s underperformance relative to its primary benchmark, the MSCI World Index, can be attributed to its significant cash allocation. The Board also considered SignalPoint’s position that, due to the Fund’s international ETF holdings, the Morningstar World Allocation category is the appropriate category for the Fund. The Board

SignalPoint Global Alpha Fund

Additional Information (Unaudited) (Continued)

September 30, 2015

noted that the Fund had outperformed the Morningstar World Allocation category for the calendar year 2013, but underperformed the category for the 2014 calendar year. After further discussion, the Board concluded that the performance of the Fund was acceptable and that SignalPoint has the potential to provide good returns over the long term.

Fees and Expenses. As to comparative fees and expenses, the Trustees considered the management fees paid by the Fund and compared them to management fees paid by a peer group of funds selected by SignalPoint as well as the Morningstar Mid Cap Blend category. The Trustees also compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group and Morningstar Large Cap Growth category.

The Trustees noted that the Fund pays SignalPoint a management fee of 1.00%, which is slightly higher than the average advisory fee of the peer group, and higher than the Morningstar Mid Cap Blend category but below the highest management fee charged in the peer group and Morningstar Mid Cap Blend category. The Trustees also noted that the expense ratio of the Fund was higher than the average expense ratios of the peer group and Morningstar Mid Cap Blend category but within the high/low range of funds in the peer group and Morningstar Mid Cap Blend category. In considering the Fund’s net expenses, the Trustees stated that SignalPoint contractually limits the Fund’s net expenses which reduced the advisory fees actually paid to SignalPoint. The Trustees concluded that the advisory fee was reasonable in light of the circumstances.

Profitability. As to the costs of the services provided and the profits realized by SignalPoint, the Trustees reviewed SignalPoint’s analysis of its estimated profitability and its financial condition. The Trustees reviewed SignalPoint’s 15c Response, noting SignalPoint incurred a loss from its relationship with the Fund and that SignalPoint’s parent company was subsidizing the Fund. Based on their review, the Trustees concluded that excessive profitability was not a concern at this time.

Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels but that the expense cap is benefiting the shareholders. The Trustees agreed that breakpoints may be an appropriate way for SignalPoint to share its economies of scale with the Fund and its shareholders if the Fund experienced a substantial growth in assets. However, the Trustees recognized that the Fund had not yet reached asset levels where SignalPoint could realize significant economies of scale and that true economics would not be realized by SignalPoint until it recaptures its previously waived fees. Consequently, the Trustees concluded that the absence of breakpoints was acceptable at this time.

Conclusion. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and SignalPoint was in the best interests of the SignalPoint Global Alpha Fund and its shareholders.

SignalPoint Global Alpha Fund
EXPENSE EXAMPLES (UNAUDITED)
September 30, 2015

As a shareholder of the SignalPoint Global Alpha Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the SignalPoint Global Alpha Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the SignalPoint Global Alpha Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/15	9/30/15	4/1/15 – 9/30/15	4/1/15 – 9/30/15
Class A	$1,000.00	$900.80	$7.10	1.49%
Class C	1,000.00	897.20	10.65	2.24
Class I	1,000.00	903.00	5.92	1.24

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/15	9/30/15	4/1/15 – 9/30/15	4/1/15 – 9/30/15
Class A	$1,000.00	$1,017.60	$7.54	1.49%
Class C	1,000.00	1,013.84	11.31	2.24
Class I	1,000.00	1,018.85	6.28	1.24

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

SignalPoint Global Alpha Fund

Trustees and Officers (Unaudited)

September 30, 2015

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	43	Variable Insurance Trust since 2010

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	43	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	43	Variable Insurance Trust since 2010

SignalPoint Global Alpha Fund

Trustees and Officers (Unaudited)(Continued)

September 30, 2015

Interested Trustee** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Member, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	43	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010- 2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, since 2012; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011- 12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Chief Compliance Officer, TCG Financial Series Trusts, 9/2015 to Present; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.

The Fund’s SAI includes additional information about the Trustees and is available free of charge upon request, by calling toll-free at 1-877-769-9980.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

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PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

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Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
SignalPoint Capital Management, LLC.
400 South Avenue, Suite 300
Springfield, MO 65806

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, Ohio 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2015	2014
SignalPoint Global Alpha Fund	10,250	10,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2015	2014
SignalPoint Global Alpha Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal years ended September 30, 2015 and 2014.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2015 and 2014 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)   Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 4, 2015